UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2022

Statera Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on July 27, 2021, Statera Biopharma, Inc. (the “Company”) became party to the Amended and Restated Share Purchase Agreement, dated as of July 27, 2021 (the “GEM Equity Line Agreement”), by and among GEM Global Yield LLC SCS, GEM Yield Bahamas Limited (such entities together, “GEM”) and the Company, as successor to Cytocom Inc. (“Cytocom”) following the Company’s merger with Cytocom. Under the GEM Equity Line Agreement, the Company may elect to issue and sell to GEM up to $75 million of its common stock, par value $0.005 per share. The Company previously filed a prospectus supplement, dated September 9, 2021 (the “Prospectus Supplement”), to the prospectus dated May 29, 2020 included in the Company’s Registration Statement on Form S-3 (File No. 333-238578), which was declared effective by the Securities and Exchange Commission on May 29, 2020, to register the offering of up to $7.5 million aggregate amount of shares of its common stock pursuant to the GEM Equity Line Agreement.

On January 12, 2022, the Company closed on the sale of 1,838,235 shares of its common stock (the “Shares”) for gross proceeds of $3,750,000 at a price of $2.04 per Share.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy shares of the Company’s common stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of McGuireWoods LLP relating to the legality of the issuance and sale of the Company’s common stock pursuant to the Prospectus Supplement is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description

5.1	Opinion of McGuireWoods LLP.

23.1	Consent of McGuireWoods LLP (contained in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: January 18, 2022	By: /s/ Cozette McAvoy
Name: Cozette McAvoy
Title: Chief Legal Officer